                                                                   Exhibit 10.11

                                 SALES CONTRACT

                                                                No.: 20061029-S1
                                                         P.O. # LDK 2006/10/29-5
                                                         Date: October 29th 2006

THE SELLER (CO-SELLER 1):

Company Name:   TECHNISCHER WARENHANDEL HELLER
Address:        AM LERCHENBERG 16, 97234 REICHENBERG, GERMANY,
Tel.:           +49 9333 1500
Fax:            +49 9333 1011
Represented by: MR. HORST HELLER, PRESIDENT AND CEO
Email:          INFO@HELLER-TECHNIK.DE   Web: WWW.HELLER-TECHNIK.DE

AND:

THE SELLER (CO-SELLER 2):

Company Name:   NCA FORTIN INC.
Address:        552 GINGRAS, QUEBEC, QC, CANADA, G1X3Y1
Tel:            418-655-7555
Fax:            418-659-5892
Represented by: MR. JEAN-YVES FORTIN, PRESIDENT AND CEO
Email:          NCAF@VIDEOTRON.CA

TO:

THE BUYER:

Company Name:   JIANGXI LDK SOLAR HIGH-TECH CO., LTD
Address:        HIGH TECHNOLOGY INDUSTRIAL PARK, XINYU CITY,
                JIANGXI PROVINCE, 338032, CHINA
Tel:            +86-512-65629698
Tel/Fax:        +86-512-65622785
Represented by: MR LIGHT DK PENG (CEO AND PRESIDENT)
Email           LDKPENG@LDKSOLAR.COM   ALBERTODIGAETANO@LIOUXINGROUP.COM
Web:            WWW.LDKSOLAR.COM

Whereas, the parties mutually accepted to refer to General Terms and Definitions, as set out by the INCOTERM Edition 2000 with latest amendments, having the following terminology fully understood and accepted.

DEFINITIONS:

METRIC TON             A measure of weight equivalent to one thousand kilograms
                       (1,000 kg)

COMMODITY              Is referred to as being MONOCRYSTALLINE SILICON INGOTS-
                       P TYPE - 8N-9N - SOLAR GRADE? elsewhere in this agreement
                       also referred to as ["P]roduct or stock or
                       commodity", which specification are detailed in the
                       APPENDIX 1 which is an integral part of this Agreement.

DAYS                   Means a calendar day, unless differently specified

CALENDAR QUARTER       Period of three (3) consecutive months commencing from
                       January till March

NOTARIAL INSPECTION    Internationally recognized Inspection company that
COMPANY                approved by Buyer on Buyer's choice and cost.

DELIVERY DATE          The date mutually accepted by both Seller and Buyer as
                       the date on which the Seller has ascertained the quantity
                       and quality of the product

VALIDITY OF CONTRACT   The contract is valid at the time it is signed and sealed
                       by Buyer and Seller.

PRICE DEFINITION       The confirmed price of commodity must is fixed for the
                       period of the execution of the contract.

The Contract made out by and between the Seller and the Buyer whereby the Seller agrees to sell and the Buyer agrees to buy the under mentioned goods, subject to terms and conditions set forth hereinafter as follows:

IMPORTANT NOTICE: For this offer and/or contract and/or supplier and/or client regarding this transaction, from now and in the future, including for the renewal and/or modification on it (them), for this product or any other products and services to be sold between and/or coming from the parties and/or from the supplier and/or from the manufacture producing these products and services, and for a period of 3 years following the date of completion of the last part of the last contract and/or payment of each manufacturer and/or supplier and/or client, all parties in this agreement, their affiliate companies, agents and representatives, will have to make all and sole (exclusive) business transactions through Technischer Warenhandel Heller and NCA Fortin Inc.

1. NAME OF COMMODITY AND SPECIFICATION:

Name: MONOCRYSTALLINE SILICON INGOTS - P type - 8N and 9N - SOLAR GRADE. Quality and Specification of Commodity: See Appendix 1.

2. COUNTRY OF ORIGIN: JAPAN

3. UNIT PRICE AND PRICE TERMS OF COMMODITY:

3.1 Unit Price for 8N - 9N ingots: USD$240.00/KILO - FOB JAPAN NAGOYA SEAPORT.

3.2 Payment schedule: See Appendix 1.

3.3 THE CONTRACT PRICE BY KILO IS RENEGOTIABLE EVERY SIX MONTHS, WITH AGREEMENT TO BE SIGNED 2 MONTHS IN ADVANCE

4. MONTHLY QUANTITY (REGULAR DELIVERY):

4.1 Quantity: As the delivery schedule on APPENDIX 2.

5. OPTION TO BUY MORE IN QUANTITY:

5.1 When it will be available from the Seller and if accepted by the Buyer, and confirmed by a monthly delivery notice, THE BUYER COULD ANYTIME TO BUY UP TO 1,000 METRIC TONS BY MONTH. This new quantity will be of the same specification and same quality than at clauses 1 and on Appendix 1.

6. PERIOD OF CONTRACT: FIVE (5) YEARS CONTRACT, STARTING FROM THE TIME OF THE FIRST DELIVERY.

7. PAYMENT TERMS:

7.1 The Ingots must be prepaid 15 days in advance by TT before each 25th of each month of delivery.

7.2 Payment schedule

Payment date:                    $USD   Amount to pay
-------------                    ----   -------------
Signature of this contract:               3 000 000$
After inspection Nov.15th-20th            4 200 000$
Before december 10th 2006:               12 000 000$
Before January 10th 2006:                12 000 000$
Before February 10th 2007:               12 000 000$
Before March 10th 2007:                  12 000 000$
Before April 10th 2007:                  12 000 000$
Before May 10th 2007:                    12 000 000$
Before June 10th 2007:                   12 000 000$
Before July 10th 2007:                   12 000 000$
Before August 10th 2007:                 12 000 000$
Before september 10th 2007:              12 000 000$
Before October 10th 2007:                12 000 000$

7.3 See the delivery schedule with prepayment dates on APPENDIX 2.

8. PACKING OF COMMODITY:

The transportation package shall make the cargo capable for long-distance ocean / air transportation, and avoid the damage of the commodity in the process of transportation. The Buyer has to inform Supplier prior to the inspection the expected means of shipment.

9. INSURANCE OF COMMODITY:

The Buyer shall be responsible for the insurance from the delivery point to the client facility.

10. SHIPMENT OF COMMODITY:

10.1 The Seller shall advise the inspection place and time to the Buyer as soon as possible. The Seller must do the initial inspection, packaging of the product, prepare packing list.

10.2 The Buyer shall be responsible for the transportation from the delivery point to the Client facility.

11. COMMODITY INSPECTION:

11.1 The quality Inspection Certificate of commodity shall be made by MANUFACTURER/SELLER. The delivery Inspection Certificate of commodity is Buyer responsibility.

11.2 Quality standard: SEE APPENDIX 1

11.3 The Buyer will be able to visit the commodity at the warehouse manufacture at or around November 15th-20th 2006, and around 5 days before delivery.

12. DOCUMENTS:

For each delivery, the Seller shall provide to the Buyer the following full set of documents:

12.1 Packing List

12.2 Original quality certificates plus two (2) copies as issued at discharging port by MANUFACTURER/SELLER;

12.3 Certificate of Origin.

12.4 Signed commercial invoice, based on the delivered quantity/quality.

12.5 Signed quality certificate from the MANUFACTURER/SELLER, based on the delivered quantity/quality, and for each ingot to be delivered.

13. QUALITY/QUANTITY DISCREPANCY:

13.1 Buyer shall notify the Seller if there is any claimed failure of the goods 30 working days after receiving the goods. Buyer shall return unqualified goods and Seller shall change qualified goods against the order for Buyer within 30 days of failure claiming. All the charges and costs in relating to the replacement of the unqualified goods will be paid by the Seller. If the Seller can not fulfil the replacement of the unqualified goods, the Seller must return the money related to the value of the unqualified goods back to the Buyer within 30 days from the date of the failure claiming.

13.2 In Case of quality discrepancy, claim should be filed by the Buyer within 30 days after the arrival of the goods at the port or place of destination, while for quantity discrepancy; claim should be filed by the Buyer within 30 days after the arrival of the goods at port or place of destination. It is understood that the Seller shall not be liable for any discrepancy of the goods shipped due to causes for which the Insurance Company, Shipping Company, and other Transportation Organization/ or Post Office are liable.

13.3 The Seller is responsible to pay back by TT the payment amount already paid immediately, when and if the monthly quantity and/or quality delivered is not as specification. SEE APPENDIX 1.

14. CONFIDENTIALITY:

Seller and Buyer have duty to keep the Technology and Commercial matters as Confidential.

15. FORCE MAJEURE:

Force majeure means all events that cannot be foreseen at the time of the execution hereof, whose occurrence and consequence cannot be avoided or conquered, and that take place after the Effective Date hereof and affects any party['s] full or partial performance hereof, including earthquake, typhoon, flood, fire, war as well as any other unforeseeable,unavoidable or unconquerable event.

If due to any force majeure event one party is unable to perform its contractual liabilities, the affected party shall notify the other party within 6 days, and shall present certificate issued by local industrial and commercial authorities, specifying the nature and duration of the force majeure event. If the force majeure event lasts for over 3 months, both parties shall have the right not to continue to perform the liabilities hereunder, in this case, neither party may request the other party to bear the defaulting liabilities.

16. APPLICABLE LAW:

Execution, effect, interpretation, performance hereof and dispute settlement shall be governed by Convention on Contracts for the International Sale of Goods and Incoterms 2000 of the International Chamber of Commerce. If any specific matter is not covered under the laws in the above, the Canadian laws shall apply.

17. ARBITRATION:

17.1 Both parties (Seller and Buyer) shall consult with each other and settle all disputes arising from the performance hereof or relevant hereto in a friendly manner.

17.2 If both parties fail to reach agreement through consultation, then the dispute shall be submitted to SCCCA in Sweden for arbitration in accordance with its arbitration rule. The arbitration award is final and binding on both parties (Seller and Buyer).

18. NOTICES:

All notices shall be written in English.

18.1 Notices or other correspondences hereunder shall be written in English and sent in person, by fax, or by registered mail, postage prepaid, to the receiver.

18.2 All notices and other correspondences shall be deemed to have been formally served the earlier of:

A) If sent in person, the date of receipt;

B) If by fax or Email, the time of receipt;

C) If by express mail, the 7th working day after being posted in express mail;

Both parties confirm: if the address of service needs to be changed, relevant party shall, on the day following such change, notify the other party in writing, otherwise documents sent to the addresses confirmed in the above shall, whether received or not, be deemed to have been served.

19. LANGUAGE:

English is the only language of this contract.

20. BANK INFORMATION FOR PAYMENTS TO THE SELLER:

SELLER['S] BANK ACCOUNT INFORMATION:

Bank Name:            CANADIAN IMPERIAL BANK OF COMMERCE (CIBC)
Bank address:         2880 CHEMIN QUATRE-BOURGEOIS, QUEBEC, QUEBEC, CANADA,
                      G1V 4X7
Bank phone:           001-418-653-8845

Account Name:         NCA FORTIN INC.
Account Number:       0209112
Transit/Routing No:   001000135
SWIFT Number:         CIBCCATT

All funds must be delivered my T/T EXPRESS, for a short delivery time, to be able to receive the funds in the delays for the manufacture payment.

WE MUST RECEIVE BY EMAIL THE SCAN COPY OF THE BANK FUNDS TRANSFER (TT) DOCUMENT AS SOON AS POSSIBLE, OR FAX AT: +418 659 5892

21. MISCELLANEOUS:

21.1 Appendixes are an integral part hereof.

21.2 Modification and supplementation hereof shall become effective after being signed between both parties (Seller and Buyer) in writing.

21.3 Neither party may, unless agreed upon in writing between both parties (Seller and Buyer) transfer the liabilities and obligations to the third party.

21.4 This document and any document sign and transmitted by Fax or by Email is considered as an original.

21.5 This Contract is in 2 copies effective since being signed/sealed by two parties and when Seller receives the advance payment.

22. PRIORITY CLAUSE:

22.1 The Seller will make his possible to deliver as much as he can of this product, as described to the clauses 4 and 5.

22.2 As this contract goes on and the monthly products are delivered at the Buyer satisfaction, the Seller will offer to the Buyer, in priority, his new offers of raw material available on the market. But, as this market needs rapid decisions, the Buyer will have to answer without delay to these priority offers. On this matter, the Buyer should stay available to receive these products offers.

22.3 The Seller will offer the priority to renew this contract before the end of the term of this contract.

22.4 The Buyer will resell a large part the wafers coming from these ingots 8N-9N stock at a good and competitive price to the seller.

23. DEFINITIONS:

23.1 The main Seller: This is the company/manufacture/agent/individual that sells the stock/product described in this contract to Technischer Warenhandel Heller (Co-Buyer) and NCA Fortin Inc (Co-Buyer).

23.2 The final Buyer: This is the company/manufacture/agent/individual that buys the stock/product described in this contract from Technischer Warenhandel Heller (Actual Buyer/ReSeller) and NCA Fortin Inc (actual Buyer/ReSeller).

24. VALIDITY OF THE CONTRACT:

24.1 The prepayment of the commodity confirms the validity of this contract. First come, first serve.

Executed by the duly authorized representatives of the parties, and to be effective as the date of signature below:

TECHNISCHER WARENHANDEL HELLER
(CO-SELLER 1)


/s/ Horst Heller                        Germany, this October 29th 2006
-------------------------------------   -------------------------------------
MR HORST HELLER, PRESIDENT              Place and Date of signature


NCA FORTIN INC (CO-SELLER 2)


/s/ Jean-Yves Fortin                    Canada, this October 29th 2006
-------------------------------------   -------------------------------------
MR. JEAN-YVES FORTIN, PRESIDENT         Place and Date of signature

JIANGXI LDK SOLAR HIGH-TECH CO., LTD
(Buyer)


/s/ Xiaofeng Peng
-------------------------------------   ----------------------------------------
Authorised representative               Place and Date of signature

                                   Appendix 1

               MONOCRYSTALLINE SILICON INGOTS 8N-9N - SOLAR GRADE

PROPERTIES OF THE SILICON INGOTS 8N - 9N:

Purity:                8N minimum, solar grade.

Crystallinity:         Mono-crystalline

Donor type / Dopant:   P / Boron

Dislocation density:   < or = 100 cm-2

Orientation:           (100)? ? face and diagonal

Oxygen concentration:  < or = 1 x 10(18) atoms/cm3

Carbon concentration:  < or = 5 x 10(16) atoms/cm3

Resistivity:           0.5 - 3.0 ohm-cm

Lifetime:              > or = 10 [(u)s]

Diameter for 156mm
square wafers:         > or = 205mm (round)

Minimum ingot length:  80mm

                                   APPENDIX 2
                          PAYMENT AND DELIVERY SCHEDULE

PAYMENT AND DELIVER SCHEDULE

                Payment    Delivery   Delivery
Payment Date   (MM USD)      Date       (mT)
------------   --------   ---------   --------
30-Oct-06          3.0                    --
25-Nov-06          4.2    25-Nov-06     30.0
10-Dec-06          7.2    25-Dec-06     30.0

10-Jan-07         12.0    25-Jan-07     30.0
10-Feb-07         12.0    25-Feb-07     50.0
10-Mar-07         12.0    25-Mar-07     50.0
10-Apr-07         12.0    25-Apr-07     50.0
10-May-07         12.0    25-May-07     50.0
10-Jun-07         12.0    25-Jun-07     50.0
10-Jul-07      P2-2007    25-Jul-07     50.0
10-Aug-07      P2-2007    25-Aug-07     50.0
10-Sep-07      P2-2007    25-Sep-07     50.0
10-Oct-07      P2-2007    25-Oct-07     50.0
10-Nov-07      P2-2007    25-Nov-07     50.0
10-Dec-07      P2-2007    25-Dec-07     50.0

10-Jan-08      P1-2008    25-Jan-08     50.0
10-Feb-08      P1-2008    25-Feb-08     50.0
10-Mar-08      P1-2008    25-Mar-08     50.0
10-Apr-08      P1-2008    25-Apr-08     50.0
10-May-08      P1-2008    25-May-08     50.0
10-Jun-03      P1-2008    25-Jun-08     50.0
10-Jul-08      P2-2008    25-Jul-08     50.0
10-Aug-08      P2-2008    25-Aug-08     50.0
10-Sep-08      P2-2008    25-Sep-08     50.0
10-Oct-08      P2-2008    25-Oct-08     50.0
10-Nov-08      P2-2008    25-Nov-08     50.0
10-Dec-08      P2-2008    25-Dec-08     50.0

10-Jan-09      P1-2009    25-Jan-09     50 0
10-Feb-09      P1-2009    25-Feb-09     50 0
10-Mar-09      P1-2009    25-Mar-09     50.0
10-Apr-09      P1-2009    25-Apr-09     50.0
10-May-09      P1-2009    25-May-09     50.0
10-Jun-09      P1-2009    25-Jun-09     50.0
10-Jul-09      P2-2009    25-Jul-09     50.0
10-Aug-09      P2-2009    25-Aug-09     50.0
10-Sep-09      P2-2009    25-Sep-09     50.0
10-Oct-09      P2-2009    25-Oct-09     50.0
10-Nov-09      P2-2009    25-Nov-09     50.0
10-Dec-09      P2-2009    25-Dec-09     50.0

                Payment    Delivery   Delivery
Payment Date   (MM USD)      Date       (mT)
------------   --------   ---------   --------
10-Jan-10      P1-2010    25-Jan-10     50.0
10-Feb-10      P1-2010    25-Feb-10     50.0
10-Mar-10      P1-2010    25-Mar-10     50.0
10-Apr-10      P1-2010    25-Apr-10     50.0
10-May-10      P1-2010    25-May-10     50.0
10-Jun-10      P1-2010    25-Jun-10     50.0
10-Jul-10      P2-2010    25-Jul-10     50.0
10-Aug-10      P2-2010    25-Aug-10     50.0
10-Sep-10      P2-2010    25-Sep-10     50.0
10-Oct-10      P2-2010    25-Oct-10     50.0
10-Nov-10      P2-2010    25-Nov-10     50.0
10-Dec-10      P2-2010    25-Dec-10     50.0

10-Jan-11      P1-2011    25-Jan-10     50.0
10-Feb-11      P1-2011    25-Feb-10     50.0
10-Mar-11      P1-2011    25-Mar-10     50.0
10-Apr-11      P1-2011    25-Apr-10     50.0
10-May-11      P1-2011    25-May-10     50.0
10-Jun-11      P1-2011    25-Jun-10     50.0
10-Jul-11      P2-2011    25-Jul-10     50.0
10-Aug-11      P2-2011    25-Aug-10     50.0
10-Sep-11      P2-2011    25-Sep-10     50.0
10-Oct-11      P2-2011    25-Oct-10     50 0
10-Nov-11      P2-2011    25-Nov-10     50 0
10-Dec-11      P2-2011    25-Dec-10     50.0

from Dec 2006 payment 15 days in advance

Price negotiable every 6months